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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) OCTOBER 19, 2004
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                               MAILKEY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

               000-29331                              76-0270295
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        (Commission File Number)            (IRS Employer Identification No.)

         130 SHAFTESBURY AVENUE
             LONDON, ENGLAND                           W1D 5EU
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 (Address of Principal Executive Offices)            (Zip Code)

                               011-44-2070-310821
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02       TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On September 1, 2004, MailKey Corporation (the "Company") entered into an agreement to acquire 100% of the issued share capital of MilsonGray Limited, a private limited company incorporated in England and Wales ("MilsonGray"), pursuant to an Agreement (the "Agreement") by and among the Company, Chris Millar, Paul Panter and Ian Russell, the owners of all of the issued share capital of MilsonGray (collectively, the "Shareholders"). Under the terms of the Agreement, the Company would have had to pay the Shareholders aggregate consideration consisting of approximately $130,000 and 400,000 shares of the Company's common stock, $0.001 par value per share (the "Common Stock").

     The completion of the acquisition was subject to customary closing conditions, as well as the following: (i) the Shareholders had to obtain an extension of the License (as defined below) of no less than 5 years and on terms otherwise satisfactory to the Company, (ii) the Shareholders had to obtain the discharge of that certain debenture dated November 27, 2003 registered in favor of The Governor and Company of the Bank of Scotland, (iii) the Company had to supply sufficient funds to clear items (i) and (ii), and (iv) each of Mr. Millar and Mr. Panter had to enter into a service agreement with the Company. If the foregoing conditions were not satisfied by October 1, 2004 or such later date as the Company determined, the Agreement would terminate and the Company would not have any further rights or obligations under the Agreement.

     The amount of consideration to be paid by the Company upon the closing of the acquisition was determined in arm's length negotiations among the parties thereto. Prior to entering into the Agreement, there were no material relationships between or among the Company or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and the Shareholders or their respective affiliates, on the other.

     On October 19, 2004, the Agreement was terminated upon the mutual agreement of the Company and the Shareholders. No termination penalties were incurred by the Company in connection with the termination of the Agreement.

     The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by the terms of the Agreement filed as
Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.


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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

   (c)     Exhibits.

        2.1 Agreement, dated September 1, 2004, by and among MailKey Corporation, Chris Millar, Paul Panter and Ian Russell (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed with the SEC on September 8,
                2004)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAILKEY CORPORATION



Date: October 25, 2004                  By: /s/  Tim Dean-Smith
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                                              Tim Dean-Smith
                                              Chief Executive Officer



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